Share Class & Ticker	Class A	Class T	Institutional Class	Class P	Summary Prospectus February 1, 2019
	ASUAX	ASUTX	ASTNX	ASTPX	(as revised January 2, 2020)

AllianzGI Global Sustainability Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by signing up for e-Delivery. If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform the Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or all funds held in your account if you invest through your financial intermediary.

Before you invest, you may want to review the Fund’s statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://us.allianzgi.com/documents. You can also get this information at no cost by calling 1-800-988-8380 for Class A and Class T shares and 1-800-498-5413 for Institutional Class and Class P shares or by sending an email request to agid-marketingproduction@allianzinvestors.com. This Summary Prospectus incorporates by reference the Fund’s entire statutory prospectus and SAI, each dated February 1, 2019, as further revised or supplemented from time to time.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of the Class P shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class T	2.50%	None
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.80%	0.25%	0.65%	1.70%	(0.61)%	1.09%
Class T	0.80	0.25	0.65	1.70	(0.61)	1.09
Institutional	0.80	None	0.63	1.43	(0.59)	0.84
Class P	0.80	None	0.45	1.25	(0.31)	0.94

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.09% for Class A shares, 1.09% for Class T shares, 0.84% for Institutional Class shares and 0.94% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, don’t exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

AllianzGI Global Sustainability Fund

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$655	$1,000	$1,368	$2,400	$655	$1,000	$1,368	$2,400
Class T	358	714	1,094	2,159	358	714	1,094	2,159
Institutional	86	394	725	1,662	86	394	725	1,662
Class P	96	366	657	1,484	96	366	657	1,484

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 20% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by creating a portfolio of global equities with a focus on companies that the portfolio managers believe exhibit strong records with respect to environmental, social, and corporate governance (“ESG”) factors. The Fund normally invests primarily in equity securities of both U.S. and non-U.S. companies, including emerging market securities. Under normal market conditions, the Fund will invest at least 40% of its assets in non-U.S. securities. Notwithstanding the previous sentence, if the weighting of non-U.S. securities in the Dow Jones Sustainability World Index (the “Index”) drops below 45%, the Fund may invest a lower amount in non-U.S. securities, which will normally be such that the minimum level for non-U.S. securities will be 5% below the weighting of non-U.S. securities in the Index as of the most recently published month-end composition. As of December 31, 2018, the capitalization weighting of non-U.S. securities in the Index was approximately 47.65%. The Fund is not managed with reference to the Index, and its primary performance benchmark is the MSCI ACWI. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors. The Fund intends, but is not required, to hold stocks that are not included in the benchmark index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may achieve its exposure to non-U.S. securities either directly or through depository receipts such as Global Depositary Receipts (GDRs).

The portfolio managers begin with an investment universe comprised of more than 4,000 equity securities and assess individual securities using a disciplined investment process that integrates a focus on the ESG records of the issuers of such securities with proprietary fundamental, company-specific research and quantitative analysis. The portfolio managers utilize a proprietary sector analysis to screen out issuers based on revenue from sectors such as tobacco, alcohol, gambling and weapons.

The portfolio managers use a proprietary ESG model to evaluate and rate the securities in the investment universe. The portfolio managers believe that there are long-term benefits in an investment philosophy that attaches material weight to certain issues that receive less attention from traditional investment analysis, such as the environment, workplace relations, human rights, community relations, product safety and impact, and corporate governance and business ethics. The portfolio managers also believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact and that companies that do not exhibit strong records with respect to ESG factors may be at a greater long-term risk of negative economic consequences. With respect to ESG factors, the portfolio managers will aim to invest the majority of the Fund’s portfolio in stocks that they rate as best-in-class (i.e., top 30%), while avoiding stocks rated worst-in-class (i.e., bottom 30%).

The portfolio managers then analyze specific companies for possible investment through a disciplined, fundamental, bottom up-research process and quantitative analysis. In identifying potential investments, the portfolio managers ordinarily look for companies that exhibit some or all of the following characteristics: a strong record with respect to ESG factors; a demonstrated record of ESG risk management; long-term competitive advantage; a strong balance sheet; high barriers to entry in the company’s industry or area of business; experienced and respected management; and a strong record of capital discipline. The portfolio managers then seek to identify quality companies that exhibit growth characteristics (companies that the portfolio managers believe are expected to grow returns over and above the cost of capital). The portfolio managers construct the Fund’s portfolio with the expectation that stock-specific risk will drive the Fund’s returns over a complete market cycle and may reallocate the portfolio’s holdings in attempting to mitigate other risk factors, such as currency risk, country/regional risk, investment style risk, and sector risk, among others. Under normal circumstances, the portfolio managers typically select approximately 40 to 60 stocks for the Fund.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs).

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Sustainable Investing Risk:  Because the Fund focuses on investments in companies that the Manager believes exhibit strong environmental, social, and corporate governance records, the Fund’s universe of investments may be smaller than that of other funds and broad equity benchmark indices.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Summary Prospectus

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads), if any. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2017–03/31/2017	7.79%
Lowest 10/01/2018–12/31/2018	-14.56%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	Fund Inception (12/9/14)
Class A — Before Taxes	-13.57%	2.64%
Class A — After Taxes on Distributions	-15.66%	1.49%
Class A — After Taxes on Distributions and Sale of Fund Shares	-7.21%	1.73%
Class T — Before Taxes	-10.83%	3.44%
Institutional Class — Before Taxes	-8.27%	4.34%
Class P — Before Taxes	-8.36%	4.25%
MSCI All Country World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-9.42%	4.05%
Dow Jones Sustainability World TR Composite Net (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-8.64%	3.99%
Lipper Global Large-Cap Growth Funds Average	-6.23%	4.70%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund

Investment Manager

Allianz Global Investors U.S. LLC

Portfolio Managers

Jeremy Kent, CFA, portfolio manager and vice president, has managed the Fund since its inception in 2014.

Paul Schofield, portfolio manager on the Global Equities and Global Sustainability teams and director, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class T shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Summary Prospectus

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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